                                                                   EXHIBIT 10.30

                             OMNIBUS AMENDMENT No. 1

THIS OMNIBUS AMENDMENT No. 1, dated as of September 15, 2005 (the "Amendment")
to:
                                                                   ---------

1.       the Indenture, dated as of August 1, 2005 (as amended, supplemented and modified from time to time, the "Indenture" between TAL Advantage I
         LLC, a limited liability company organized under the laws of the State of Delaware ("TAL A" or the "Issuer"), as issuer and U.S. Bank National
         Association, as Indenture Trustee (the "Indenture Trustee");

2.       the Contribution and Sale Agreement, dated as of August 1, 2005 (as amended, supplemented and modified from time to time, the "Contribution and Sale Agreement"), between the Issuer and TAL International
         Container Corporation, a Delaware corporation ("TAL"), as seller;

3.       the Management Agreement, dated as of August 1, 2005, (as amended, supplemented or modified from time to time, the "Management
         Agreement"), between TAL A, as owner and TAL as manager (the
         "Manager");

4.       the Series 2005-1 Supplement, dated as of August 1, 2005 (as amended, supplemented and modified from time to time, the "Supplement"), between
         TAL A, as issuer and the Indenture Trustee;

5.       the Administration Agreement, dated as of August 1, 2005 (as amended, supplemented or modified from time to time, the "Administration
         Agreement"), among TAL A, as issuer, TAL, as manager, Fortis Capital
         Corp., a Connecticut corporation, as Administrative Agent (the
         "Administrative Agent"), and the Indenture Trustee;

6.       the Note Purchase Agreement, dated as of August 1, 2005 (as amended, supplemented or modified from time to time, the "Note Purchase
         Agreement"), among TAL A, as issuer, Fortis Capital Corp., a
         Connecticut corporation, as Purchaser, and the financial institutions from time to time party thereto; and

7.       the Master Index of Defined Terms (the "Master Index of Defined
         Terms"), attached as Appendix A to the Indenture, the Contribution and
         Sale Agreement, and the Management Agreement.

                              W I T N E S S E T H:

         WHEREAS, in connection with the actions needed to complete a
Syndication Event, the parties hereto desire to amend the Indenture, the
Contribution and Sale Agreement, the Management Agreement, the Supplement, the
Administration Agreement, the Note Purchase Agreement and the Master Index of
Defined Terms (collectively, the "Agreements") in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise amended by the terms of this
Amendment, terms used in this Amendment shall have the meanings assigned in the Agreements.

SECTION 2. Amendments to Indenture. Effective as of the date hereof, following the execution and delivery of this Amendment, the Indenture shall be amended as follows:

     (a)  Section 302(c)(I)(14) of the Indenture shall be amended by deleting the word "Indemnified" in the first line of such clause (14) and replacing it with the word "Indemnity";

     (b)  Section 304 of the Indenture shall be amended by deleting such section in its entirety and replacing such section with the following:

" Section 304. Reports to Noteholders. The Indenture Trustee shall promptly upon the receipt thereof, make available to each Noteholder, the Administrative
Agent, each Interest Rate Hedge Counterparty and each Series Enhancer, a copy of all reports, financial statements and notices received by the Indenture Trustee pursuant to the Contribution and Sale Agreement, the Indenture (including any
Supplements issued pursuant thereto), the Administration Agreement, a Note
Purchase Agreement or the Management Agreement, by posting copies thereof on its password-protected website (www.usbank.com/abs) and shall notify the
Administrative Agent, each Noteholder, each Interest Rate Hedge Counterparty, and each Series Enhancer by e-mail when such notices or reports are available;
provided that any reports, financial statements and notices received by the
Indenture Trustee pursuant to a Supplement or a Note Purchase Agreement shall be delivered by the Indenture Trustee only to the Noteholders of the related
Series.";

     (c)  Section 619 of the Indenture shall be amended by inserting ", but in any event within seven (7) Business Days" after the word "promptly" in the second line of such section;

     (d)  Section 625 of the Indenture shall be amended by deleting the word
          "and" in the ninth line of such section and inserting ";" immediately after "2005" in the ninth line of such section and adding the following immediately before the period at the end of the first sentence of such section:

" and (e) within sixty (60) days after the close of the first three fiscal quarters in each fiscal year of Container Holdings, the consolidated balance sheet of Container Holdings and its consolidated subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income for such fiscal quarter and the related consolidated statements of shareholder's equity and cash flows for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter";

     (e)  The Indenture shall be amended by adding a new Section 632 as follows after Section 631:

" Section 632. Rating Agency Notices. Subject to the application of applicable law, following the occurrence of a Rated Securitization Issuance, the Issuer shall promptly deliver a copy of any written notice concerning the Issuer's credit rating received by it from any Rating Agency to the Indenture Trustee.";

     (f)  Section 801(6) of the Indenture shall be amended in its entirety as follows:

               " (6) an involuntary case is commenced under the Bankruptcy Code against the Issuer and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case, or a decree or order for relief by a court having jurisdiction in respect of the Issuer is entered appointing a receiver, liquidator, assignee, custodian, trustee, or
               sequestrator (or other similar official) for the Issuer or for any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60)
               consecutive days;";

     (g)  Section 906 of the Indenture shall be amended by deleting the phrase
          ""A" or better by Moody's and S&P" and replacing it with the phrase
          ""A-2" or better by Moody's and "A" or better by S&P";

     (h)  Section 1201(1) of the Indenture shall be amended by deleting the word
          "all" in the first line of such section and replacing it with the word
          "any";

     (i)  Section 1201(4) of the Indenture shall be amended by deleting
          "$250,000,000" and replacing it with "$400,000,000"; and

     (j)  Section 1304(a) of the Indenture shall be amended by deleting the last sentence thereof in its entirety and replacing such sentence with the following:

"Any expense incident to the reasonable exercise by the Indenture Trustee, the
Administrative Agent, any Series Enhancer, any Interest Rate Hedge Counterparty
or any Noteholder of any right under this Section (except for one annual inspection at the expense of the Issuer) shall be borne by the Person exercising such right unless an Early Amortization Event, Manager Default or Event of
Default shall have occurred and then be continuing in which case such expenses shall be borne by the Issuer."

SECTION 3. Amendments to Contribution and Sale Agreement. Effective as of the
date hereof, following the execution and delivery of this Amendment, the
Contribution and Sale Agreement shall be amended as follows:

     (a)  The Contribution and Sale Agreement shall be amended by inserting after Section 8.15:

" SECTION 8.16 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO
A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN
CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR
RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING IN
RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.".

SECTION 4. Amendments to Management Agreement. Effective as of the date hereof, following the execution and delivery of this Amendment, the Management Agreement shall be amended as follows:

     (a)  Section 2.2 of the Management Agreement shall be amended by deleting the word "subservicer" at the end of the eleventh line of such section and replacing it with the word "Subservicer";

     (b)  The first paragraph of Section 3.10.2 of the Management Agreement shall be amended in its entirety to read as follows:

" 3.10.2 The Manager shall make available to the Owner and the Indenture Trustee and each Series Enhancer, for inspection and copying, its books, records and reports relating to the Managed Containers and copies of all Lease Agreements or other documents relating thereto, all in the format which the Manager uses for its own operations. The Person(s) desiring to conduct any such inspection of the books, records and reports shall provide the Manager with not less than (i) five
(5) Business Days' notice if a Manager Default is not then continuing or (ii)
one (1) Business Day's notice if a Manager Default shall have occurred and is then continuing, and shall specify in such notice the matters to be addressed in such inspection; provided, however, that, unless an Event of Default or Manager
Default shall have occurred and is then continuing, the Indenture Trustee shall not be permitted to deliver any such notice or to seek the right to any such inspection pursuant to this Section 3.10.2, and the Manager shall not be obligated to permit any such inspection pursuant to this Section 3.10.2, in the event that the Indenture Trustee shall have consummated two inspections pursuant to this Section 3.10.2 at any time in the previous 12-month period. All such inspections shall be conducted during normal business hours and shall not unreasonably disrupt the Manager's business. All inspections conducted by the
Indenture Trustee shall be conducted by an independent diligence service selected by the Administrative Agent (provided, however, that if no Manager
Default, Early Amortiziation Event or Event of Default is continuing, the second annual inspection permitted pursuant to this Section

3.10.2 shall not involve a collateral or field audit). So long as no Manager
Default, Early Amortization Event or Event of Default is continuing, the Manager shall pay the reasonable and documented costs and expenses incurred by such
Person(s) in conducting not more than one such inspection in any calendar year.
In addition, the Manager shall pay the reasonable and documented costs and expenses incurred by such Person(s) in conducting any such examinations during the continuation of any of a Manager Default, Early Amortization Event or Event
of Default."

     (c)  Section 4.1.3 the Management Agreement shall be amended by deleting the word "agreement" in the sixth line of such section and replacing it with the word "Agreement";

     (d)  Section 4.1.6 of the Management Agreement shall be amended by inserting ", the Indenture Trustee," immediately after the words
          "Administrative Agent" in the second line of such section;

     (e)  Section 6.1.2 of the Management Agreement shall be amended by capitalizing both words in the phrase "applicable law" so that it reads "Applicable Law" both places in Section 6.1.2 that such phrase appears;

     (f)  Section 8.1.1 shall be amended in its entirety to read:

" 8.1.1 The Manager is a corporation duly organized and validly organized under the laws of the State of Delaware and is duly qualified and is authorized to do business and is in good standing (or its equivalent) in all jurisdictions where it is required by Applicable Law to be so qualified (or its equivalent) except for any such jurisdiction where the failure to be so qualified, either individually or in the aggregate, would not reasonably be expected to have a
Material Adverse Effect.";

     (g)  The Management Agreement shall be amended by adding a new Section
          8.3.8 as follows after Section 8.3.7:

" 8.3.8 Rating Agency Notices. Subject to the application of applicable law, following the occurrence of a Rated Securitization Issuance, the Manager shall promptly deliver a copy of any written notice concerning the Owner's credit rating received by it from any Rating Agency to the Indenture Trustee."; and

     (h)  Section 13 of the Management Agreement shall be amended by adding "
          (for the benefit of the Noteholders)" after "Indenture Trustee" and before "," in the sixth line of such section.

SECTION 5. Amendments to Supplement. Effective as of the date hereof, following the execution and delivery of this Amendment, the Supplement shall be amended as follows:

     (a)  The definition of "Applicable Margin" in Section 101 of the Supplement
          shall be amended by deleting clause (6) in its entirety and by adding the following new paragraph after clause (5) of such definition:

" After the Conversion Date, the Applicable Margin shall be the Applicable
Margin set forth in clause (2), (3), (4) or (5) in effect on the date the
Conversion Date occurs, plus three-eights of one percent (0.375%).";

     (b)  The definition of "Conversion Date" in Section 101 of the Supplement
          shall be amended by deleting the word "and" in the fourth line of such definition, by inserting the words "and with a maximum Existing
          Commitment" between "amount" and "of" in the seventh line of such section and by inserting " and (iv) if a Rated Securitization occurs between August 1, 2007 and August 1, 2008, such date as shall be agreed at that time by the Issuer and all of the Series 2005-1
          Noteholders or if no agreement is reached, August 1, 2008" before the period at the end of such definition;

     (c)  Section 101 of the Supplement shall be amended by deleting the definition of "Indenture Compliance Certificate" in its entirety;

     (d)  The definition of "Majority of Holders" in Section 101 of the
          Supplement shall be amended by inserting at the end of such definition, immediately before the period, ", provided that in all instances the Majority of Holders shall be comprised of at least two
          Series 2005-1 Noteholders";

     (e)  Section 101 of the Supplement shall be amended by adding the following after the definition of "Minimum Targeted Principal Balance" and before the definition of "Payment Date":

" "OTHER TAXES" shall have the meaning set forth in Section 206(b).";

     (f)  The definition of "Series 2005-1 Note Initial Commitment" shall be amended by inserting at the end of such definition immediately before the period "(as such Schedule 2 shall be deemed to be amended by a properly executed Related Group Addition Notice (as such term is defined in the Series 2005-1 Note Purchase Agreement) or Assignment
          and Acceptance (as such term is defined in the Series 2005-1 Note
          Purchase Agreement))"

     (g)  The definition of "Series 2005-1 Legal Final Maturity Date" shall be amended in its entirety to read:

" "SERIES 2005-1 LEGAL FINAL MATURITY DATE" means the Payment Date occurring on the fifteenth annual anniversary of the Conversion Date; provided that, if a
Rated Securitization Issuance has not occurred prior to August 1, 2008, the
"Series 2005-1 Legal Final Maturity Date" means the Payment Date occurring in
August, 2018.";

     (h)  Section 201 of the Supplement shall be amended by inserting the following:

" (j) The "Expected Final Maturity Date" for Series 2005-1, as such term is referred to in the Indenture, shall mean the Series 2005-1 Expected Final
Maturity Date.

         (k) The "Legal Final Maturity Date" for Series 2005-1, as such term is referred to in the Indenture, shall mean the Series 2005-1 Legal Final Maturity
Date.";

     (i)  Section 202(d) of the Supplement shall be amended by deleting
          "$1,000,000" and replacing it with "$10,000,000";

     (j)  Section 202(e) of the Supplement shall be amended by adding a new penultimate sentence as follows:

" The provisions of this Section 205(e) and Section 205(l) of the Indenture may be modified in a written agreement between the Issuer and the Indenture
Trustee.";

     (k)  Section 205(b) of the Supplement shall be amended by deleting "second
          (2nd)" in the seventh line of such section and replacing it with
          "third (3rd)" and inserting the following sentence after the fourth sentence of such section:

" The Administrative Agent shall promptly forward any such Funding Notice, with the attached Asset Base Certificate, to each Noteholder or its designee.";

     (l)  Section 206(a) of the Supplement shall be amended by adding "("
          immediately before "an "Indemnified Party")" at the end of the third line of such section;

     (m)  Section 206(f) of the Supplement shall be amended by deleting the word
          "Borrower" in clause (ii)(A)(y) of such section and replacing it with the word "Issuer";

     (n)  Section 208 of the Supplement shall be amended by deleting the word
          "finds" in the second sentence of such section and replacing it with the word "funds";

     (o)  Section 302(I)(f) of the Supplement shall be amended in its entirety to read as follows:

" (f) To each Series 2005-1 Noteholder on the immediately preceding Record Date and each other Indemnified Party, pro rata, an amount equal to any Indemnity
Amounts and Default Interest then due and payable to such Series 2005-1
Noteholders and each other Indemnified Party pursuant to the Series 2005-1
Transaction Documents; and";

     (p)  Section 302(II)(b) of the Supplement shall be amended by deleting the word "the" in the third line of such section and replacing it with the word "then";

     (q)  Section 302(II)(f) of the Supplement shall be amended in its entirety to read as follows:

" (f) To each Series 2005-1 Noteholder on the immediately preceding Record Date and each other Indemnified Party, pro rata, an amount equal to any Indemnity
Amount and Default Interest then due and payable to such Series 2005-1
Noteholders and each other Indemnified Party pursuant to the Series 2005-1
Transaction Documents; and";

     (r)  Section 302(III)(d) of the Supplement shall be amended in its entirety to read as follows:

" (d) To each Series 2005-1 Noteholder (as applicable) on the immediately preceding Record Date and each other Indemnified Party, pro rata, an amount equal to any Indemnity Amount and Default Interest then due and payable by the
Issuer to the Series 2005-1 Noteholders and each other Indemnified Party pursuant to the Series 2005-1 Transaction Documents; and"

     (s)  Section 621(e) of the Supplement shall be amended by deleting the word
          "and" in the second line of such section;

     (t)  Section 621(f) of the Supplement shall be amended by inserting "of the
          Management Agreement" after "Section 3.3.4" in the first line of such
          Section; and

     (u)  Section 621(j) of the Supplement shall be amended by deleting the word
          "Lessee" in the second line of such section and replacing it with the word "lessee".

SECTION 6. Amendments to Administration Agreement. Effective as of the date hereof, following the execution and delivery of this Amendment, the
Administration Agreement shall be amended as follows:

     (a)  Section 3 of the Administration Agreement shall be amended by inserting the following after the end of clause (e):

" (f) FUNDING NOTICE. The Administrative Agent shall forward any Funding Notice delivered to it, promptly upon receipt thereof, to each Noteholder or its designee.

         (g) AMENDMENTS TO MANAGEMENT AGREEMENT. The Administrative Agent will forward, promptly upon receipt thereof, a copy of any amendment to or waiver of the Management Agreement to each Noteholder or its designee.

         (h) NOTICES OF DEFAULT. The Administrative Agent shall forward, promptly upon receipt thereof, a copy of any notice of default or breach of representations or warranties, or any other failure by the Issuer, the Manager, or the Seller to comply with the terms of the Transaction Documents, to each
Noteholder or its designee."

     (b)  The Administration Agreement shall be amended by inserting the following after Section 23:

" SECTION 24. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY
IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO
A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN
CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR
RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING IN
RESPECT OF THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.".

SECTION 7. Amendments to Note Purchase Agreement. Effective as of the date hereof, following the execution and delivery of this Amendment, the Note
Purchase Agreement shall be amended as follows:

     (a)  Section 1.1(1) of the Note Purchase Agreement shall be amended by inserting the word "Series" before "2005-1" in the sixth line of such section;

     (b)  Section 1.1(2) shall be amended by inserting in the definition of
          "Purchase Limit" immediately before the period at the end of the first sentence of such definition, "provided that such maximum amounts shall be automatically reduced on a pro rata basis to the amount set forth in the definition of Rated Securitization Issuance upon the occurrence of a Rated Securitization Issuance";

     (c)  Section 2.1(a) of the Note Purchase Agreement shall be amended by deleting the word "Seven" in the fourth line of such section and replacing it with the word "Eight";

     (d)  Section 4.2(8) of the Note Purchase Agreement shall be amended by adding a new last sentence as follows:

"The provisions of this Section 4.2(8) may be modified in a written agreement between the Issuer and the Purchaser.";

     (e)  Section 8.1(2)(a) of the Note Purchase Agreement shall be amended by inserting "or increase the Existing Commitment of a Noteholder" after
          "extend the Conversion Date";

     (f)  Exhibit C to the Note Purchase Agreement shall be amended by inserting
          "TAL" before "ADVANTAGE I LLC" in the third line of the first paragraph of such exhibit; and

     (g)  Exhibit C to the Note Purchase Agreement shall be amended by inserting
          "as follows: [payment instructions]" between "Assignee" and "." In the first sentence of clause 6 of such exhibit.

SECTION 8. Amendments to Master Index of Defined Terms. Effective as of the date hereof, following the execution and delivery of this Amendment, the Master Index of Defined Terms shall be amended as follows:

     (a)  The Master Index of Defined Terms shall be amended by deleting the definition of "Administrative Expenses" in its entirety.

     (b)  The Master Index of Defined Terms shall be amended by deleting "is it"
          in the second line of the definition of "Benefit Plan Investor" and replacing those words with "it is";

     (c)  The Master Index of Defined Terms shall be amended by replacing the word "Lessee" with the word "lessee" in clauses (g) and (h) of the definition of "Concentration Limits" each place that such word appears;

     (d)  The Master Index of Defined Terms shall be amended by deleting the definition of "Consolidated Net Income" in its entirety.

     (e)  The Master Index of Defined Terms shall be amended by adding the following to the definition of "Cross-Over Event" after the end of clause (D):

" (E) The Weighted Average Age of all Containers exceeds eight and one-half
(8.5) years.";

     (f)  The Master Index of Defined Terms shall be amended by deleting
          "3.10.4" in the definition of "Data Custodian" and replacing it with
          "3.10.3";

     (g)  The Master Index of Defined Terms shall be amended by inserting "on"
          between "ending" and "or" in the third line of the definition of
          "Issuer EBIT to Issuer Cash Interest Expense Ratio";

     (h)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "Prohibited Jurisdiction";

     (i)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "Prohibited Person";

     (j)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "Rated Institutional Noteholder";

     (k)  The Master Index of Defined Terms shall be amended by inserting "and the Existing Commitment" between "balance" and "of" in the sixth line of the definition of "Rated Securitization Issuance", by deleting
          "Baa" from such definition and inserting in its place "Baa2" and by inserting in such definition after "Issuance Date thereof", "(and, if such Series of Term Notes obtains the necessary rating by virtue of an
          Enhancement

                                       10

          Agreement, the shadow rating of such Series of Term Notes, without giving effect to such Enhancement Agreement, would be not less than
          "BBB-" by S&P and not less than "Baa3" by Moody's)";

     (l)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "Released Container";

     (m)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "Senior Designated Officer";

     (n)  The Master Index of Defined Terms shall be amended by inserting the following after the definition of "Series Issuance Date" and before the definition of "Specialized Containers":

" Servicing Standard: This term shall have the meaning set forth in Section 3.1 of the Management Agreement.";

     (o)  The Master Index of Defined Terms shall be amended by inserting the following after the definition of "Subject Note" and before the definition of "Subordinated Note":

" Subservicer: This term shall have the meaning set forth in Section 2.2 of the
Management Agreement.

     Subservicing Agreement: This term shall have the meaning set forth in
Section 2.2 of the Management Agreement.";

     (p)  The Master Index of Defined Terms shall be amended by deleting "(i)"
          from the definition of "Supplemental Principal Payment";

     (q)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "TAL Owned Fleet"; and

     (r)  The Master Index of Defined Terms shall be amended by deleting in its entirety the definition of "Term Lease".

SECTION 9. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants for itself as of the date hereof:

     (a)  The Issuer is a limited liability company duly organized, validly existing and in compliance under the laws of Delaware; the Issuer is in good standing and is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon the Issuer;

     (b)  The Issuer has the power and is duly authorized to execute and deliver this Amendment and the Issuer is and will continue to be authorized to perform its obligations under this Amendment the other Series 2005-1
          Transaction Documents;

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     (c)  The execution, delivery and performance of this Amendment does not and will not require any consent or approval of any Governmental
          Authority, manager or any other Person which has not already been obtained or is being obtained herein;

     (d)  This Amendment, when duly executed and delivered by the parties hereto, shall be, legal, valid and binding obligations of Issuer, enforceable against Issuer in accordance with the terms set forth herein, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies; and

     (e)  No Early Amortization Event or Event of Default has occurred and is continuing.

SECTION 10. Representations and Warranties of TAL. TAL hereby represents and warrants for itself as of the date hereof:

     (a)  It is duly organized and validly existing in good standing (or its equivalent) under the laws of the jurisdiction of its organization, except where the failure to be so duly organized, validly existing and in good standing, either individually or in the aggregate, would not reasonably be expected to have a material adverse effect upon its financial condition and business, and it is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon its financial condition and business.

     (b)  It has the corporate power and authority to execute and deliver this
          Amendment and to perform its obligations under this Amendment;

     (c)  The execution, delivery and performance of this Amendment does not and will not require any consent or approval of any Governmental
          Authority, manager or any other Person which has not already been obtained or is being obtained herein except where the failure to do so would not have a material adverse effect upon its financial condition and business;

     (d)  This Amendment, when duly executed and delivered by the parties hereto, to the extent it relates to Agreements to which TAL is a party, shall be, legal, valid and binding obligations of TAL, enforceable against TAL in accordance with the terms set forth herein, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies; and

     (e)  No Manager Default has occurred and is continuing.

                                       12

SECTION 11. Representations and Warranties of Fortis Capital Corp. Fortis
Capital Corp. hereby represents and warrants that it is the Holder of a
$875,000,000 Series 2005-1 Note.

SECTION 12. Scope and Effectiveness of Agreement.

     (a)  The Effective Date of this Amendment shall be September 15, 2005.

     (b)  This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c)  On and after the execution and delivery hereof, as of the Effective
          Date hereof, (i) this Amendment shall become a part of the Agreements and (ii) each reference in the Agreements to "this Agreement", or
          "hereof", "hereunder" or words of like import, and each reference in any other document to the Agreements shall mean and be a reference to such Agreements, as amended or modified hereby.

     (d)  Except as expressly amended or modified hereby, the Agreements shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

     (e)  Each party hereto agrees and acknowledges that this Amendment constitutes a "Transaction Document" under the Indenture.

SECTION 13. Execution in Counterparts, Effectiveness. This Amendment may be
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

SECTION 14. Governing Law; Severability. THIS AMENDMENT SHALL BE CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY,
THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE
GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS
PRINCIPLES THEREOF. IF ANY PROVISION OF THIS AMENDMENT IS DEEMED INVALID, IT
SHALL NOT AFFECT THE BALANCE OF THIS AMENDMENT. THIS AMENDMENT HAS BEEN
DELIVERED IN THE STATE OF NEW YORK.

SECTION 15. No Petition. The Indenture Trustee hereby agrees that it will not institute against, or join any other Person in instituting against, any CP
Purchaser any bankruptcy, insolvency, winding up, dissolution, receivership, conservatorship or other similar proceeding or action so long as any commercial paper issued by the CP Purchasers shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

                                       13

SECTION 16. Direction. Each of the Series 2005-1 Noteholders hereby directs the
Indenture Trustee to execute this Amendment.

SECTION 17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY
WAIVES, AS AGAINST THE OTHER PARTY HERETO, ANY RIGHTS IT MAY HAVE TO A JURY
TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT
OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO
THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT, INCLUDING IN RESPECT OF THE
NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF OR THEREOF.

                               [Signatures Follow]

                                       14

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                             TAL ADVANTAGE I LLC,

                                             By: TAL International Container
                                                 Corporation, its manager

                                             By: /s/ Chand Khan
                                                -----------------------------

                                             Name: Chand Khan
                                                  ---------------------------

                                             Title: Vice President and CFO
                                                   --------------------------

                                             TAL INTERNATIONAL CONTAINER
                                             CORPORATION

                                             By: /s/ Brian Sondey
                                                -----------------------------

                                             Name: Brian Sondey
                                                  ---------------------------

                                             Title: President
                                                   --------------------------

                                             U.S. BANK NATIONAL
                                             ASSOCIATION not
                                             individually but solely as
                                             Indenture Trustee

                                             By: /s/ Shannon M. Rantz
                                                -----------------------------

                                             Name: Shannon M. Rantz
                                                  ---------------------------

                                             Title: Vice President
                                                   --------------------------

                                             FORTIS CAPITAL CORP.,
                                             as Administrative Agent

                                             By: /s/ Jose E. Jimenez
                                                -----------------------------

                                             Name: Jose E. Jimenez
                                                  ---------------------------

                                             Title: VP/Controller
                                                   --------------------------

SERIES 2005-1 NOTEHOLDERS:                  FORTIS CAPITAL CORP., as sole Series
                                            2005-1 Noteholder

                                            By: /s/ Jose E. Jimenez
                                               ----------------------------
                                               Name: Jose E. Jimenez
                                               Title: VP/Controller

                                            Existing Commitment: $875,000,000.00

                                             Consented to and accepted by:

                                             FORTIS BANK (NEDERLAND) N.V.,
                                             as Interest Rate Hedge Counterparty

                                             By: /s/ M.V. Lacum
                                                ----------------------------

                                             Name: M.V. Lacum
                                                  --------------------------

                                             Title:
                                                   -------------------------